                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                  FORM 8-K/A
                              AMENDMENT NO. 2 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 8, 1996



                              COMPDENT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-26090                              04-3185995
          (Commission file number)          (IRS employer identification no.)


  8800 ROSWELL ROAD, ATLANTA, GEORGIA                   30350
  (Address of principal executive offices)            (Zip Code)


                                 (770) 998-8936
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of business acquired are filed as exhibits hereto:

     EXHIBIT 99.1 - FINANCIAL STATEMENTS OF DENTAL CARE PLUS MANAGEMENT, CORP. AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

     Report of Independent Accountants

     Balance Sheets as of December 31, 1995 and 1994

     Statements of Operations for the years ended December 31, 1995 and 1994

     Statements of Changes in Shareholder's Equity (Deficit) for the years ended December 31, 1995 and 1994

     Statements of Cash Flows for the years ended December 31, 1995 and 1994

     Notes to Financial Statements

     EXHIBIT 99.2 - FINANCIAL STATEMENTS OF I.H.C.S., INC. AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

     Report of Independent Accountants

     Balance Sheets as of December 31, 1995 and 1994

     Statements of Income for the years ended December 31, 1995 and 1994

     Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and 1994

     Statements of Cash Flows for the years ended December 31, 1995 and 1994

     Notes to Financial Statements

     EXHIBIT 99.3 - FINANCIAL STATEMENTS OF DENTAL CARE PLUS MANAGEMENT, CORP. AS OF MARCH 31, 1996 AND FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995

     Balance Sheet as of March 31, 1996

     Statement of Operations for the three months ended March 31, 1996 and 1995

     Statements of Cash Flows for the three months ended March 31, 1996 and
     1995

     Notes to Financial Statements

     EXHIBIT 99.4 - FINANCIAL STATEMENTS OF I.H.C.S., INC. AS OF MARCH 31, 1996 AND FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995

     Balance Sheet as of March 31, 1996

     Statements of Income for the three months ended March 31, 1996 and 1995

     Statements of Cash Flows for the three months ended March 31, 1996 and 1995

     Notes to Financial Statements

     (B) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial statements of the registrant are filed as an exhibit hereto:

     EXHIBIT 99.5 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF COMPDENT CORPORATION AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND FOR THE YEAR ENDED DECEMBER 31, 1995

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31,
     1996

     Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1996

     Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

     (C)  EXHIBITS.

     99.1 Financial Statements of Dental Care Plus Management, Corp. as of and for the years ended December 31, 1995 and 1994.

     99.2 Financial Statements of I.H.C.S., Inc. as of and for the years ended December 31, 1995 and 1994.

     99.3 Financial Statements of Dental Care Plus Management, Corp. as of March 31, 1996 and for the three months ended March 31, 1996 and 1995.

     99.4 Financial Statements of I.H.C.S. as of March 31, 1996 and for the three months ended March 31, 1996 and 1995.

     99.5 Unaudited Pro Forma Condensed Consolidated Financial Statements of CompDent Corporation as of and for the three months ended March 31, 1996 and for the year ended December 31, 1995.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     COMPDENT CORPORATION


Date:  July 26, 1996                 By: /s/ Sharon S. Graham
                                         -------------------------------------
                                         Sharon S. Graham, DBA, CFA, Treasurer

                                 EXHIBIT INDEX




Exhibit                                                         Sequential
Number                         Description                      Page No.
- -------                        -----------                      ----------
99.1         Financial Statements of Dental Care Plus
             Management, Corp. as of and for the years ended
             December 31, 1995 and 1994, incorporated herein
             by reference to Exhibit 99.1 to the Registrant's
             Amendment No. 1 to Form 8-K filed with the
             Commission July 22, 1996 (File No. 000-26090).

99.2 Financial Statements of I.H.C.S., Inc. as of and for the years ended December 31, 1995 and 1994, incorporated herein by reference to Exhibit 99.1 to the Registrant's Amendment No. 1 to Form 8-K filed with the Commission July 22, 1996 (File
             No. 000-26090).

99.3         Financial Statements of Dental Care Plus
             Management, Corp. as of March 31, 1996 and for the three months ended March 31, 1996 and 1995

99.4         Financial Statements of I.H.C.S. as of March 31,
             1996 and for the three months ended March 31, 1996
             and 1995

99.5         Unaudited Pro Forma Condensed Consolidated
             Financial Statements of CompDent Corporation as of and for the three months ended March 31, 1996 and for the year ended December 31, 1995, incorporated herein by reference to Exhibit 99.1 to the Registrant's Amendment No. 1 to Form 8-K filed with the Commission July 22, 1996 (File No. 000-26090).